Third Quarter 2014 October 23, 2014 Financial Results

design develop deliver advanced technology 2 Forward - Looking Statements This document contains forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 , as amended . In addition, from time to time, Benchmark Electronics, Inc . (the “Company ”) or its representatives has made or may make forward - looking statements, orally or in writing . Such forward - looking statements may be included in, but are not limited to,filings made by the Company with the Securities and Exchange Commission, press releases or oral statements . Actual results could differ materially from those projected or suggested in any forward - looking statements as a result of many factors, some of which are described in the “Risk Factors” section of the Company’s Annual Report on Form 10 - K for the year ended December 31 , 2013 , and in other documents the Company’s files from time to time, with the Securities and Exchange Commission, including annual reports on Form 10 - K, quarterly reports on Form 10 - Q and current reports on Form 8 - K . This document includes financial measures for earnings and earnings per share that exclude certain items and therefore are not in accordance with generally accepted accounting principles (“GAAP”) . A detailed reconciliation between GAAP results and results excluding special items (“non - GAAP”) is included in our press release and in the Appendix of this document .

design develop deliver advanced technology 3 Third Quarter 2014 Results (In millions, except EPS) Sep 30, 2014 Jun 30, 2014 Sep 30, 2013 Net Sales $731.2 $716.9 $599.7 Net Income – GAAP $17.2 $22.2 $23.7 Net Income – non - GAAP $23.5 $23.4 $16.9 Diluted EPS – GAAP $0.32 $0.41 $0.43 Diluted EPS – non - GAAP $0.43 $0.43 $0.31 Operating Margin – GAAP 3.0% 3.8% 4.9% Operating Margin – non - GAAP 4.0% 4.1% 3.5% Effective Tax Rate – non - GAAP 16.2% 20.3% 21.3% For the Three Months Ended Guidance Provided for the September 30, 2014 Quarter: ▪ Revenue $670 – $700 Results Above Guidance ▪ Diluted EPS – non - GAAP $0.38 – $0.42 Results Above Guidance

design develop deliver advanced technology 4 Third Quarter Industry Sector Update Sector Sep 30, 2014 Jun 30, 2014 Sep 30, 2013 YoY Computers and Related Products for Business Enterprises 21% $155 21% $148 30% $181 (14%) Industrial Control Equipment 30% $219 29% $211 31% $182 20% Telecommunication Equipment 32% $231 29% $205 20% $120 91% Medical Devices 10% $76 11% $81 11% $68 12% Testing and Instrumentation Products 7% $50 10% $72 8% $49 2% Total Revenue $731 $717 $600 Revenue by Industry Sector

design develop deliver advanced technology 5 Financial Statement Highlights Balance Sheet and Cash Flows (In millions) Sep 30, 2014 Jun 30, 2014 Sep 30, 2013 Cash $420.2* $401.9 $426.6 Cash Flows from Operating Activities $28.2 $25.0 $38.7 Capital Expenditures $6.3 $15.7 $6.8 Depreciation & Amortization $11.8 $11.4 $10.1 Accounts Receivable $534.0 $499.5 $423.6 Days Sales Outstanding 66 63 64 Inventory $434.2 $421.2 $395.0 Inventory Turns 6.2x 6.3x 5.6x Total Cost of Shares Repurchased $13.2 $7.4 $9.4 * Approximately $58 million of cash is in the U.S.

design develop deliver advanced technology 6 Fourth Quarter 2014 Guidance Guidance Net Sales (in millions) $710 – $740 Diluted EPS – non - GAAP $0.41 – $0.45 ▪ Outlook is for the fourth quarter ending December 31, 2014.

design develop deliver advanced technology 7 President and CEO Commentary design develop deliver advanced technology 8 Third Quarter 2014 New Business Wins Q3 2014 Number of New Business Wins by Segment ▪ Q3 2014: 51 new business bookings including 16 engineering projects ▪ E stimated annual revenue run rate between $140 - $160 million Quarterly Estimated Annual Revenue Run Rate for New Business Wins

design develop deliver advanced technology 9 Benchmark Market Overview Sector Sep 30, 2014 Q4 - 14 Outlook (%) Computers and Related Products for Business Enterprises 21% $155 Flat – Stable Demand Industrial Control Equipment 30% $219 Up Low - Single Digits Telecommunication Equipment 32% $231 High - Single Digit Decrease Medical Devices 10% $76 Up Mid - Single Digits Testing and Instrumentation Products 7% $50 Up Low - Single Digits Total Revenue $731

design develop deliver advanced technology 10 ▪ Third Quarter Results – Sustained Strong and Consistent Performance in 2014 ▪ Strategic Priorities: o Portfolio Management o Operational Excellence o Customer Focus ▪ Continued Focus on Operating Margin Expansion Summary Third Quarter 2014

design develop deliver advanced technology 11 Appendix

design develop deliver advanced technology 12 Reconciliation of GAAP to non - GAAP Financial Results (Amounts in Thousands, Except Per Share Data) – (UNAUDITED)